BUSINESS LOAN AGREEMENT

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  Principal   Loan Date   Maturity  Loan No Call/Coll  Account Officer Initials
$2,500,000.00 02-02-2001 08-02-2001  9001    4A0/6100  1049968   610
------------- ---------- ---------- ------- --------- -------- ------- ---------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item  containing  "***" has been  omitted  due to text  length  limitations.
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Borrower:                          Lender:
  Portland Brewing Company              Washington Mutual Bank dba Western Bank
  2730 N.W. 31st Avenue                 Beaverton Business Banking Center
  Portland, OR  97210                   12655 SW Center Street, Suite 500
                                        Beaverton, OR  97005

THIS BUSINESS LOAN AGREEMENT dated February 2, 2001, is made and executed between Portland Brewing Company ("Borrower") and Washington Mutual Bank dba Western Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of February 2, 2001, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements perfecting Lender's Security Interests; (4) evidence of insurance as required below;
     (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

     Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized and validly existing, under and by virtue of the laws of the State of Oregon. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, and has obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business, in both cases in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains its principle office at 2730 NW 31st Avenue, Portland, OR 97210. Unless Borrower has designated otherwise in writing, this is the principle office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender of any change in the location of Borrower's principle office. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

     Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: See Addendum.

     Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

     Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower.

     Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years. See Addendum.

     Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing or as permitted by law, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters.
     (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and
     (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral, or as a result of a violation of any Environmental Laws. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 2
Loan No. 9001
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     Taxes. To the best of Borrower's  knowledge,  all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral. See Addendum.

     Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records sufficient to prepare financial statements in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Financial Statements.  See Addendum.

     Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

     Financial Covenants and Ratios. Comply with the following covenants and ratios:

         Other Requirements. Cash Coverage Ratio to be at least 1.00 to 1.00, tested on a annual basis. "Cash Coverage Ratio" shall mean net cash after operations divided by financing costs plus, current portion of long-term debt excluding this loan plus capital expenditures.

         Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy;
     (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

              Names of Guarantors                         Amounts

              Harmer Mill & Logging Supply Co.            $2,500,000.00
              MacTarnahan Limited Partnership             $2,500,000.00
              Robert M. MacTarnahan                       $2,500,000.00
              MacTarnahan Family Trust                    $2,500,000.00

     Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. See Addendum.

     Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, and in the Related Documents. Borrower shall notify Lender immediately in writing of any default in connection with any such agreement.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

     Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

     Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 3
Loan No. 9001
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     Additional Assurances.  Make, execute and deliver to Lender such promissory
     notes,  mortgages,  deeds  of  trust,  security  agreements,   assignments,
     financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

     Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (2) cease operations, liquidate, merge, transfer, or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), or (4) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets, or (2) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower has with Lender; or (B) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt.

RIGHT OF SETOFF.  See Addendum.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement.

     Payment Default. Borrower fails to make any payment when due under the Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults and the amount is accelerated under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     See Addendum.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

GUARANTOR'S SUBMISSION OF FINANCIAL STATEMENTS AND TAX RETURNS. Borrower agrees that, while this Agreement is in effect, Guarantor will furnish to Lender the following:

1) Corporate Guarantor's Financial Statement for such yearly period, to be compiled by a Certified Public Accountant and certified as correct to the best knowledge and belief by Guarantor and Individual Guarantor's Financial Statement for such yearly period, to be prepared and certified as correct to the best knowledge and belief by Guarantor. Guarantors Financial Statements to be received within 60 days of year-end.

2) Promptly after the filing thereof and in any event within 30 days after the filing thereof, a copy of Guarantor's filed federal and state tax returns to include all supplemental schedules, together with K-1's.

3)  Guarantor's Financial Statements to be submitted with Tax Returns.

4) Guarantor's to provide on a quarterly basis, evidence of combined liquidity (including any retirement accounts) of at least $3 million.

OTHER PROVISION. The purpose of this loan is to refinance debt owing the MacTarnahan Limited Partnership. In turn, the MacTarnahan Limited Partnership agrees to retire $900,000.00 in debt owing Bank of the Northwest and purchase $1,000,000.00 minimum six month Time Certificate of Deposit from the Western Bank division of Washington Mutual Bank.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 4
Loan No. 9001
--------------------------------------------------------------------------------

     expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Subject to securities laws, Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Oregon. This Agreement has been accepted by Lender in the State of Oregon.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     See Addendum.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

     Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all addendum, exhibits and schedules attached to this Business Loan Agreement from time to time.

     Borrower. The word "Borrower" means Portland Brewing Company, and all other persons and entities signing the Note in whatever capacity.

     Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, chattel mortgage, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto or intended to protect human health or the environment.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     GAAP.  The word "GAAP" means generally accepted accounting principles.

     Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Loan.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 5
Loan No. 9001
--------------------------------------------------------------------------------

     and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.
     The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means Washington Mutual Bank dba Western Bank, its successors and assigns.

     Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means the Note executed by Borrower in the principal amount of $2,500,000.00 dated February 2, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets. See Addendum.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREMENT IS DATED FEBRUARY 2, 2001.

BORROWER:

Portland Brewing Company


By:
   --------------------------------------------------
    Charles A. Adams, President/CEO of Portland
    Brewing Company



LENDER:

WASHINGTON MUTUAL BANK DBA WESTERN BANK


By:
   --------------------------------------------------
    Authorized Signer

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 6
Loan No. 9001
--------------------------------------------------------------------------------

                       ADDENDUM TO BUSINESS LOAN AGREEMENT



         This Addendum To Business Loan Agreement ("Addendum") is attached to and by this reference is made a part of the Business Loan Agreement dated February 2, 2001, and executed in connection with the Loan between Washington Mutual Bank doing business as Western Bank ("Western Bank") and Portland Brewing Company. To the extent there is an inconsistency between this Addendum and the Business Loan Agreement, this Addendum will control.

REPRESENTATIONS AND WARRANTIES:

         ASSUMED BUSINESS NAMES. Assumed business names under which Borrower does business: MacTarnahan Brewing Company, Saxer Brewing Company and Nor'wester Brewing.

         PROPERTIES and LIEN PRIORITY. As previously disclosed to Lender, each of the following items are a "Permitted Lien":

         1. Western Bank. To secure a $1 million revolving line of credit, Western Bank holds a security interest in the following assets of the Borrower, whether now owned or hereafter acquired, whether now existing or hereafter arising and wherever located ("Line of Credit Collateral"):

                  All accounts and inventory and any chattel paper and general intangibles relating to the accounts and inventory;

                  All  attachments,   accessions,   accessories,  tools,  parts,
                  supplies, increases, and additions to and all replacements of and substitutions for any property described above;

                  All products and produce of any of the property described in this Line of Credit Collateral section;

                  All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Line of Credit Collateral section;

                  All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Line of Credit Collateral section;

                  All records and data relating to any of the property described in this Line of Credit Collateral section, whether in the form of a writing, photograph, microfilm microfiches, or electronic media, together with all of Borrower's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

         Western Bank's lien in the Line of Credit Collateral is subordinate to the Indebtedness of this Agreement. This means that in the event of liquidation, all funds from liquidation of collateral are to be first applied to the term loan and then to the revolving line of credit.

         2. Lake Oswego Brewing Company Liquidating Trust. Lake Oswego Brewing Company Liquidating Trust as successor to Lake Oswego Brewing Company fka Saxer Brewing Company ("Saxer") holds a security interest in the following Intellectual Property, which interest is subordinate to Western Bank:

                           The  brands of Saxer and  Nor'wester,  including  the
                  trademarks, trade names, and logos, and label designs, recipes, imagery and records and the goodwill for such items, and any other intangible and intellectual property relating to such brands, including all products, trade secrets, know-how, processes, methods, plans, research data, marketing plans and strategies, forecasts, websites and domain names, trademarks, service marks, trade names, patents and patent rights, any other identifying mark or name of the products, logos and copyrights and all applications and goodwill for such items, and all registrations and pending applications relating thereto, which Secured Party owns or is using in connection with the Business or the use of which is necessary for the conduct of the Business as currently being conducted, as more specifically described on Exhibit 1.1(a). "Business" means the business and operation of a brewery and self-distribution operation.

         3. MacTarnahan Limited Partnership and Harmer Mill & Logging Supply Co. MacTarnahan Limited Partnership and Harmer Mill & Logging Supply Co. as successor in interest to Bank of America hold a first security interest in certain assets of Borrower - which interest will be terminated in connection with this Indebtedness.

         4. Guarantors of Revolving Line of Credit. The guarantors of the revolving line of credit, MacTarnahan Limited Partnership, Harmer Mill & Logging Supply Co., Robert M. MacTarnahan,

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 7
Loan No. 9001
--------------------------------------------------------------------------------

              Charles A. Adams and Charles A. Adams Living Trust hold a junior security interest in the Line of Credit Collateral, subject to the liens of Western Bank and Saxer.

         5. Pitney Bowes Credit Corporation. Pitney Bowes Credit Corporation has filed a UCC financing statement relating to the mailing system and a copier.

         6. Provident Capital Group Inc. Provident Capital Group Inc. has filed a UCC financing statement relating to the telephone system.

AFFIRMATION COVENANTS:

         FINANCIAL STATEMENTS.  Furnish Lender with the following:

         Monthly Statements. As soon as available, but in no event later than 30 days after the end of each month, Borrower's unaudited balance sheet and profit and loss statement for the month ended, prepared by Borrower.

         Quarterly Statements. As soon as available, but in no event later than 30 days after the filing of the Borrower's Form 10-QSBs with the SEC, Borrower's unaudited balance sheet and profit and loss statement for the quarter ended, prepared by Borrower.

         Annual Statements. As soon as available, but in no event later than 120 days after the Borrower's fiscal year end, Borrower's balance sheet and profit and loss statement for the year ended, audited by a certified public accountant satisfactory to Lender.

         All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis and certified by Borrower as being true and correct, except that unaudited quarterly and monthly financial statements will be subject to changes resulting from audit, year end adjustments and without notes.

         TAXES, CHARGES AND LIENS. Provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with GAAP.

RIGHT OF SETOFF. Lender shall not have a security interest in, nor shall Lender set off against amounts due under this Agreement, the sums in any account of Borrower maintained with Lender.

DEFAULT. Notwithstanding the foregoing, Borrower will not be in default as provided unless and until (a) Lender gives to Borrower written notice of the alleged default specifying that the default be cured within the time allowed by this Business Loan Agreement, and (b) Borrower fails to cure the alleged default within such time period. With respect to a failure to make a payment hereunder, the amount of time allowed to cure the default shall be ten days following such written notice from Lender. With respect to any other default, the amount of time allowed for cure shall be 30 days following written notice of default; provided, however, in the event a default reasonably requires more than 30 days for cure, Borrower shall not be deemed in default so long as Borrower commences cure within such 30-day period and thereafter diligently pursues cure to completion.

COMMITMENT. The intent of this financing is to provide financing on a short-term basis followed by an amortized term loan once the Guarantors determine the nature of the collateral that will secure the loan, with longer amortization schedules provided for real estate collateral. If a properly underwritten term loan cannot be approved at maturity because of Borrower's inadequate cash flow to service payments, the Guarantors will be required to assume the debt or secure the debt with income producing commercial properties so that the loan may be amortized within Lender's underwriting standards.

The term of this Loan is six months with an option to renew for an additional 90 days.

Addendum agreed to:

Western Bank initial:              PORTLAND BREWING COMPANY initial:
                      --------                                     --------

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 8
Loan No. 9001
--------------------------------------------------------------------------------

                                 Exhibit 1.1(a)
                              Intellectual Property

I.       Trademarks:

               Principal Register
               ------------------

         Trademark                       Reg. No.       Date of Registration

         DESIGN MARK                     2,071,565      June 17, 1997

         NOR'WESTER                      1,933,576      November 7, 1995

         *DESIGN MARK                    1,980,810      June 18, 1996

         THREE FINGER JACK               1,953,027      January 30, 1996

         *PEACH CREME                    1,987,342      July 16, 1996

         *BLACKSMITH                     2,063,825      May 20, 1997


               Supplemental Register
               ---------------------

         SAXER                           2,074,635      June 24, 1997


               Principal and/or Supplemental Register
               --------------------------------------

         SAXER'S LEMON LAGER             2,085,118      July 29, 1997

                             BUSINESS LOAN AGREEMENT
08-16-1999                         (Continued)                           Page 9
Loan No. 9001
--------------------------------------------------------------------------------

               Unregistered Trademarks
               -----------------------

         SAXER BOCK
         SAXER DARK BOCK
         SAXER JACK FROST
         SAXER LEMON LAGER
         SAXER PILSNER
         SAXER HEFEDUNKEL
         NOR'WESTER HEFEWEIZEN
         NOR'WESTER MT. ANGEL OKTOBERFEST
         NOR'WESTER OREGON PALE ALE
         NOR'WESTER RASPBERRY WEIZEN
         NOR'WESTER SMITH ROCK BOCK
         NOR'WESTER BREWING COMPANY
         NOR'WESTER WHITE FOREST ALE
         *WILLAMETTE VALLEY BREWING COMPANY
         HENRY SAXER PUBLIC LAGER
         HENRY SAXER DARK LAGER

        *To the extent of Saxer's interest in *-ed marks

         II.    Marks/Brands/Names:
                o   Saxer                        o   Nor'Wester
                o   Saxer Bock                   o   Nor'Wester Oregon Pale Ale
                o   Saxer Lemon Lager            o   Nor'Wester Hefeweizen
                o   Saxer Dark Bock              o   Nor'Wester Raspberry Weizen
                o   Saxer Hefedunkel             o   Nor'Wester Smith Rock Bock
                o   Saxer Pilsner                o   Nor'Wester Mt. Angel
                o   Saxer JackFrost                             Oktoberfest
                o   Henry Saxer Public Lager     o   Nor'Wester White Forest
                o   Henry Saxer Dark Lager       o   Nor'Wester Brewing Company

III.     Intellectual Know How
         o   Brewing records, available formulas, access to brewing personnel
         o   Marketing Plans, Distributor relations, Retail relations
         o   All proprietary information relating to business

IV.      Distribution Rights
         o Self Distribution (on-premise) rights for Multnomah, Washington, Clackamas and Yamhill Counties for Saxer, Nor'Wester and Henry Saxer draught and bottled products.

V.       Web Domain Names
         o   Saxerbeer.com
         o   Norwester.com

VI.      Packaging Art
                o   Saxer Bock                   o   Nor'Wester Oregon Pale Ale
                o   Saxer Lemon Lager            o   Nor'Wester Hefeweizen
                o   Saxer Dark Bock              o   Nor'Wester Raspberry Weizen
                o   Saxer Hefedunkel             o   Nor'Wester Smith Rock Bock
                o   Saxer Pilsner                o   Nor'Wester Mt. Angel
                o   Saxer JackFrost                             Oktoberfest
                o   Henry Saxer Public Lager     o   Nor'Wester White Forest
                o   Henry Saxer Dark Lager